iShares®

iShares, Inc.

Supplement dated March 12, 2020 (the “Supplement”)

to the Summary Prospectus and Prospectus, each dated December 30, 2019, and

Statement of Additional Information dated December 30, 2019 (as revised March 2, 2020)

(the “SAI”) for the iShares MSCI Frontier 100 ETF (FM) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective immediately, the Fund’s Summary Prospectus, Prospectus and SAI are amended as follows:

On March 11, 2020, the Kuwaiti Government announced that it will institute a two-week official holiday beginning on March 12 and going through March 26, as a precautionary measure to contain the spread of the coronavirus. As a result, Boursa Kuwait, the national stock exchange of Kuwait, has announced the suspension of its operations on March 12, 2020 and did not indicate when it would reopen.

The suspension of trading in Kuwait or other events related to the coronavirus could have a significant impact on the Fund and its investments, can impact the Fund’s ability to purchase or sell Kuwaiti securities, and could result in elevated tracking error and increased premiums or discounts to the Fund’s net asset value.

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-SUPP-FM-0320

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE